UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2020

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Exact name of registrant as specified in its charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1044 Northern Blvd., Suite 305
Roslyn, New York, 11576-1514

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	SINO	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

As previously disclosed, the Board of Directors and a majority of the shareholders of Sino-Global Shipping America, Ltd. (the “Registrant” or “Company”), approved on November 27, 2019 and December 27, 2019, respectively, a 1-for-5 reverse stock split of the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”).

Reason for the Reverse Stock Split

The Reverse Stock Split is effected solely to enable the Company to expeditiously meet the NASDAQ continued listing standards relating to the minimum bid price (which the Company was previously advised it was in non-compliance with) and to reduce the risk of the Company being automatically delisted from the NASDAQ Capital Market due to the closing bid price of its common stock falling below $1.00 per share for 30 consecutive business days, which typically triggers the NASDAQ to begin delisting procedures regarding a listed company’s securities.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Reverse Stock Split will be reflected with the NASDAQ Capital Market and in the marketplace at the open of business on July 7, 2020 (the “Effective Date”), whereupon the shares of common stock begin trading on a split-adjusted basis. In connection with the Reverse Stock Split, the Company’s shares of common stock continue to trade on the NASDAQ Capital Market under the symbol “SINO” but trade under a new CUSIP Number, 82935V208.

Split Adjustment; No Fractional Shares. On the Effective Date, the total number of shares of the Company’s common stock held by each shareholder will be converted automatically into the number of whole shares of common stock equal to (i) the number of issued and outstanding shares of common stock held by such shareholder immediately prior to the Reverse Stock Split, divided by (ii) 5.

No fractional shares will be issued, and no cash or other consideration will be paid. Instead, the Company will issue one whole share of the post-Reverse Stock Split common stock to any shareholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

Non-Certificated Shares; Certificated Shares. Shareholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Until surrendered as contemplated herein, a shareholder’s old certificate(s) shall be deemed at and after the Effective Date to represent the number of full shares of the Company’s common stock resulting from the Reverse Stock Split. Until shareholders have returned their properly completed and duly executed transmittal letters and surrendered their old certificates for exchange, shareholders will not be entitled to receive any other distributions, if any, that may be declared and payable to holders of record following the Reverse Stock Split.

Any shareholder whose old certificates have been lost, destroyed or stolen will be entitled to a new certificate only after complying with the requirements that the Company and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be required to be paid by any holder of any old certificate, except that if any new certificate is to be issued in a name other than that in which the old certificates are registered, it will be a condition of such issuance that (1) the person requesting such issuance must pay to the Company any applicable transfer taxes or establish to the Company’s satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

State Filing. The Company filed Articles of Amendment (the “Amendment”) pursuant to the Virginia Stock Corporation Act with the Virginia State Corporation Commission. As a result of the filing, the Amendment will become effective as of 12:01 a.m., Eastern Time, on July 7, 2020. A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Capitalization. As of July 6, 2020 (immediately prior to the Effective Date), there were 18,589,037 shares of common stock outstanding. As a result of the Reverse Stock Split, there will be approximately 3,717,808 shares of common stock outstanding (subject to adjustment due to the effect of rounding fractional shares into whole shares). The Reverse Stock Split will not change the number of authorized shares of common stock or preferred stock, or the par value of common stock or preferred stock.

Each shareholder’s percentage ownership interest in the Company and proportional voting power remains virtually unchanged as a result of the Reverse Stock Split, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of common stock will be substantially unaffected by the Reverse Stock Split.

All options, warrants and possible convertible securities of the Company outstanding immediately prior to the Reverse Stock Split (to the extent they don’t provide otherwise) will be appropriately adjusted by dividing the number of shares of common stock into which the options, warrants and convertible securities are exercisable or convertible by 5 and multiplying the exercise or conversion price thereof by 5, as a result of the Reverse Stock Split.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information required by this Item 5.03 is set forth in Item 3.03 above, which information is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1*	Articles of Amendment as filed by Sino-Global Shipping America, Ltd. with the Virginia State Corporation Commission on July 1, 2020.

*	Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO-GLOBAL SHIPPING AMERICA, LTD.

Date: July 6, 2020	By:	/s/ Lei Cao
Lei Cao Chief Executive Officer (Principal Executive Officer)

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